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                                                                                                                     Exhibit (e)(10)

[LOGO OF AIG]                                                                                                  CHANGE OF BENEFICIARY

[_] AMERICAN GENERAL LIFE INSURANCE COMPANY
[_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK A member of American International Group, Inc. (AIG)

In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.

Mailing Instructions: Send form(s) to:
[_] Standard Address . PO Box 305355 . Nashville, TN 37230-5355 . Fax: 1-844-930-0370
[_] Variable Life Service Center . PO Box 305600 . Nashville, TN 37230-5600 . Fax: 713-620-6653
____________________________________________________________________________________________________________________________________
SECTION A - EXISTING POLICY INFORMATION

Please fill out all applicable information below.

Policy Number: ______________________________________________________________
                                                    *Required
Insured Name(s):  ___________________________________________________________  SSN/ITIN or EIN: ____________________________________
                                                    *Required                                                *Required
Owner Name: _________________________________________________________________  SSN/ITIN or EIN: ____________________________________
                                                    *Required                                                *Required
    Address: _______________________________________________________  Primary Phone: _______________________________________________
             _______________________________________________________  Alternate Phone: _____________________________________________
            [_] Check here if this is a permanent address change      Email Address: _______________________________________________
Co-Owner Name(s): ___________________________________________________________  SSN/ITIN or EIN: ____________________________________
                                                  If applicable                                              If applicable
    Address: _______________________________________________________  Primary Phone: _______________________________________________
             _______________________________________________________  Alternate Phone: _____________________________________________
            [_] Check here if this is a permanent address change      Email Address: _______________________________________________
Assignee, Irrevocable Beneficiary,
Other Name (if applicable): _________________________________________________  SSN/ITIN or EIN: ____________________________________
                                                  If applicable                                              If applicable

SECTION B - BENEFICIARY DESIGNATIONS

One or more of the following may be checked. If nothing is checked, the designation will be in effect for the base insured only.
Must be of legal age, if not Minor Beneficiary Clause must be completed.
Designation is in effect for       [_] Base Insured   [_] Spouse Insured   [_] Other ____________________
* Primary Beneficiary must be completed even if only contingent beneficiaries are to be changed.

                                  DOB                           Phone                               Share        Beneficiary
No.                Name         mm/dd/yy         SSN            Number         Relationship           %             Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 [_] Primary*
1   ____________________________________________________________________________________________________________
                                                                                                                 [_] Contingent
    Address:                                               Email:
____________________________________________________________________________________________________________________________________
                                                                                                                 [_] Primary
2   ____________________________________________________________________________________________________________
                                                                                                                 [_] Contingent
    Address:                                               Email:
____________________________________________________________________________________________________________________________________
                                                                                                                 [_] Primary
3   ____________________________________________________________________________________________________________
                                                                                                                 [_] Contingent
    Address:                                               Email:
____________________________________________________________________________________________________________________________________
                                                                                                                 [_] Primary
4   ____________________________________________________________________________________________________________
                                                                                                                 [_] Contingent
    Address:                                               Email:
____________________________________________________________________________________________________________________________________
                                                                                                                 [_] Primary
5   ____________________________________________________________________________________________________________
                                                                                                                 [_] Contingent
    Address:                                               Email:
____________________________________________________________________________________________________________________________________
                                                                                                                 [_] Primary
6   ____________________________________________________________________________________________________________
                                                                                                                 [_] Contingent
    Address:                                               Email:
____________________________________________________________________________________________________________________________________

                                                            Page 1 of 3                                             AGLC0108 Rev0617
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SECTION B - BENEFICIARY DESIGNATIONS - (CONTINUED)

If a living or non-testamentary trust is designated as a primary beneficiary, complete the following

Legal Name of Trust _____________________________________ Date of Trust _________________________________________

SECTION C - OPTIONAL CLAUSES

Please refer to instructions on Page 3 for information regarding these options.

One or more of the following may be checked if desired

[_] POSTPONEMENT CLAUSE - COMMON DISASTER           [_] MINOR BENEFICIARY CLAUSE - TRUSTEE FOR CHILDREN
[_] CHILDREN'S CLAUSE - PER STIRPES                 Name of Trust/Trustee  _____________________________________
[_] IRREVOCABLE BENEFICIARY                         Date of Trust  _____________________________________________

SECTION D - SIGNATURE AND DATE:

The Policy Owner(s) warrants that the above-referenced beneficiary change is not subject to any prior agreements, contractual obligations, legal proceedings or court/administrative orders, including but not limited to divorce or bankruptcy proceedings
("Obligations"), which restrict, limit, or otherwise prohibit such change of beneficiary as contemplated. The Policy Owner(s)
acknowledges and agrees that in the event any obligations become known subsequent to the above-referenced beneficiary change being made, which if then-known to the Company, would have caused the Company not to process the beneficiary change on the policy (or not to process the beneficiary change without the consent of a party other than the Policy Owner(s)), the beneficial change will become immediately void and the Policy Owner(s) shall indemnify and hold the Company harmless from any and all losses associated with the beneficiary change, including costs of recovery and reasonable attorney fees.
____________________________________________________________________________________________________________________________________
IRS CERTIFICATION: Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a)
I am exempt from backup withholding (enter exempt payee code*, if applicable: _____ ), OR (b) I have not been notified by the
Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: _____ ).

**Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA) and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct ITIN. *See General Instructions provided on the IRS Form W-9 available from
IRS.gov. ** If you can complete a Form W-9 and you are a U.S. citizen or U.S. resident alien, FATCA reporting may not apply to you.
Please consult your own tax advisors.
____________________________________________________________________________________________________________________________________

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.

CURRENT/EXISTING OWNER'S SIGNATURE (required)                      CURRENT/EXISTING OWNER'S SIGNATURE (required)
_____________________________________________________________      _____________________________________________________________

X____________________________________________________________      X____________________________________________________________
DATE ________________________________________________________      DATE ________________________________________________________

ASSIGNEE, IRREVOCABLE BENEFICIARY,
OTHER SIGNATURE (if required)
_____________________________________________________________
                                                                   IF THE OWNER LIVES IN, IS DOMICILED IN OR SITUSED IN MA, STATE
                                                                   LAW REQUIRES THAT THE FORM MUST BE WITNESSED BY A NON INTERESTED
X____________________________________________________________      PARTY.
DATE ________________________________________________________
____________________________________________________________________________________________________________________________________
COMPLETE THIS SECTION IF THIS POLICY IS OWNED BY A TRUST OR BUSINESS.
[_] Trust Owned: (Complete the Certification of Trust)             [_] Business Owned: (Complete the Business Certification)

OWNER SIGNATURE                                                    AUTHORIZED SIGNATURE (required)
Print full name of Company: _________________________________      _____________________________________________________________
_____________________________________________________________
Print full name and title of authorized signer: _____________      X____________________________________________________________
_____________________________________________________________      DATE ________________________________________________________

                                                            Page 2 of 3                                             AGLC0108 Rev0617

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                           INSTRUCTIONS AND CONDITIONS

SECTION A - POLICY INFORMATION

Complete all policy information in this section. You may use this form for multiple policies that have the same policyowner and require the same signatures.

In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.

SECTION B - BENEFICIARY D.ESIGNATIONS

Unless otherwise provided, the right to change the beneficiary is reserved to the owner. Such change will be without prejudice to the company which issued the Policy ("the Company") on account of any payment made or action taken by it before receipt of such notice at its Service Center.

Please select the Insureds/Annuitants for which the designation will take effect.

This designation, when filed with the Company, will become effective as of its date of execution. Such execution will constitute a waiver of any policy provision(s) requiring endorsement of change of beneficiary. All designations are subject to the terms and conditions of the Policy, any indebtedness to the Company and any collateral assignment of the Policy, whether made prior to or subsequent to the date of this designation. The Company is released from all liability by making payment in accordance with this designation and assumes no responsibility for the use of money by any Trustee named herein. If a Trustee is named as the beneficiary, the date and legal title of the Trust must also be included.

The death proceeds shall be payable in equal shares to the designated beneficiaries, unless otherwise indicated. If beneficiaries are to receive unequal portions of the death benefit, it must be shown as a percentage of the death benefit and not as specific dollar amounts. In the event no beneficiary survives the insured and this form or the Policy does not provide otherwise, the proceeds will be paid to the policyowner, or the executors or administrators of the policyowner's estate.

SUGGESTED WORDING FOR COMMON DESIGNATIONS

INSURED/ANNUITANT'S ESTATE - Executors or Administrators of the
Insured's/Annuitant's Estate

ONE INDIVIDUAL BENEFICIARY - Mary Doe, wife, 100 N. Main St, Chicago, IL, SSN 999-99-9999

TWO OR MORE INDIVIDUAL BENEFICIARIES - Jane Doe, daughter, 100 N. Main St, Chicago, IL, SSN 999-99-9999 and John Doe, son, 100 N. Main St, Chicago, IL, SSN 999-99-9999

ONE CLASS OR UNNAMED CHILDREN - Children born of the marriage of the Insured and Mary Doe

UNEQUAL PORTIONS - Jane Doe, daughter, 75%, 100 N. Main St, Chicago, IL, SSN 999-99-9999; John Doe, son, 25%, 100 N. Main St, Chicago, IL, SSN 999-99-9999

BUSINESS ASSOCIATE - John Smith, Business Associate, 100 N. Main St, Chicago, IL, SSN 999-99-9999

NOT INCORPORATED - The Board of Directors of the ADA, 100 N. Main St, Chicago,
IL

INCORPORATED - ADA, 100 N. Main St, Chicago, IL, A Corporation organized under the laws of the State of Illinois

SECTION C - OPTIONAL CLAUSES

POSTPONEMENT CLAUSE - COMMON DISASTER - In no case shall any payment be made to any beneficiary designated in this form until thirty (30) days or state mandated period have elapsed following the Insured's death, and in the event of the death of a beneficiary during such period, payment shall be made in the same manner as provided in this form, had the said beneficiary predeceased the Insured. This provision does not apply to a Trustee.

CHILDREN'S CLAUSE - PER STIRPES - If a child of the Insured who is designated in this form as a beneficiary predeceases the Insured, leaving children who survive the Insured, then the shares the deceased beneficiary would have received shall be payable in equal shares to the surviving children of the deceased beneficiary.

MINOR BENEFICIARY CLAUSE - TRUSTEE FOR CHILDREN - The Trustee appointed to any beneficiary who is a minor child will receive any payment due on or after the Insured's death on the date such payment falls due. Payment by the Company to such Trustee shall be an absolute and complete release and acquittance of the Company which shall not be held accountable or responsible for the use and application of the death benefit proceeds paid to such Trustee.

IRREVOCABLE BENEFICIARY - The beneficiary will become an irrevocable beneficiary and must provide consent for future transactions. Minors who are designated as irrevocable beneficiaries will not be permitted to approve future transactions until they reach the age of majority.

SECTION D - SIGNATURE AND DATE

Please elect ownership type and fill out all applicable information. All required signatures must be written in ink, using full legal names. The request must be signed by: the person or persons who have the rights of ownership under the terms of the Policy, by an Irrevocable Beneficiary or by any other party who may have an interest in the Policy by legal proceedings or statues.

..    If the owner is a trust, complete the Certification of Trust.

..    If the owner is a business, complete the Business Certification

ADDITIONAL REQUIREMENTS

GUARDIANSHIP/CONSERVATORSHIP - Signature of the current guardian is required along with the current Guardianship Papers or Letter of Conservatorship. The signature must be dated within one year of the request.

POWER OF ATTORNEY - Request must be signed by the attorney-in-fact. A copy of the applicable Power of Attorney document is required. A completed, signed, dated, and notarized Power of Attorney Affidavit and Indemnity Agreement is required when the disbursement will be $100,000 or over and/or the face amount of the policy is $1,000,000 or over.

                                  Page 3 of 3                   AGLC0108 Rev0617